UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2015

Foundation Medicine, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36086	27-1316416
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Second Street

Cambridge, MA 02141

(Address of Principal Executive Offices) (Zip Code)

(617) 418-2220

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment to the Form 8-K of Foundation Medicine, Inc. (the “Company”), originally filed on April 7, 2015 (the “Form 8-K”), is being filed to disclose additional information concerning the appointment of the Company’s new independent registered public accounting firm. There are no other changes to the disclosures contained in the Form 8-K.

Item 4.01 Changes in Registrant’s Certifying Accountant

(b)	Appointment of new independent registered public accounting firm

As previously disclosed, the audit committee of the Company previously approved the engagement of KPMG LLP as the Company’s new independent public accounting firm, subject to KPMG completing its standard client engagement procedures and accepting the engagement, to audit the Company’s consolidated financial statements for the fiscal year ended December 31, 2015. KPMG LLP completed its standard client engagement procedures and accepted the engagement on April 10, 2015. The other disclosures contained in Item 4.01 of the Form 8-K continue to be accurate through the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Foundation Medicine, Inc.

Dated: April 14, 2015	By:	/s/ Robert W. Hesslein
	Name:	Robert W. Hesslein
	Title:	Senior Vice President, General Counsel and Secretary